--------------------------------------------------------------------------------

                            SWING CREDIT AGREEMENT


                                 By and Among

                             WACHOVIA BANK, N.A.,
                                AS SWING BANK,

                                      AND

                              WEEKS REALTY, L.P.,
                                 AS BORROWER,

                                      and

                   WEEKS CORPORATION, WEEKS GP HOLDINGS, INC.
                          AND WEEKS LP HOLDINGS, INC.,
                                 AS GUARANTORS,



                            IN THE MAXIMUM AMOUNT OF
                                  $20,000,000



                                  JULY 1, 1998
--------------------------------------------------------------------------------



                               TABLE OF CONTENTS
                               -----------------
                                                                     PAGE NO.
                                                                     --------
ARTICLE I DEFINITIONS AND CONSTRUCTION...............................    1
   1.01   TERMS IN SYNDICATED CREDIT AGREEMENT.......................    1
   1.02   OTHER DEFINED TERMS........................................    2
   "ADVANCE REQUEST".................................................    2
   "AGREEMENT"........................................................   2
   "AUTHORIZED SIGNATORY".............................................   2
   "AVAILABLE SWING CREDIT"...........................................   2
   "EXPIRATION DATE"..................................................   2
   "LIBOR RATE".......................................................   2
   "SWING CREDIT FACILITY"............................................   2
   "SWING LINE COMMITMENT"............................................   2
   "SWING LINE COMMITMENT PERIOD".....................................   2
   "SWING LINE DEFAULT"...............................................   3
   "SWING LINE MASTER NOTE"...........................................   3
   "SWING LOAN DOCUMENTS".............................................   3
   "SWING LOAN GUARANTIES"............................................   3
   "SWING LOANS"......................................................   3
   "SWING OBLIGATIONS"................................................   3
   "SYNDICATED CREDIT AGREEMENT"......................................   3
   "SYNDICATED CREDIT OBLIGATIONS"....................................   3
   "WEEKLY LIBOR INDEX RATE"..........................................   4
  1.03    REFERENCES..................................................   4
  1.04    USE OF DEFINED TERMS........................................   4
  1.05    TERMINOLOGY; CONSTRUCTION...................................   4

ARTICLE II SWING CREDIT FACILITY......................................   4
  2.01    SWING LINE OF CREDIT........................................   4
  2.02    EXPIRATION; EXTENSION.......................................   4
  2.03    RATE OF INTEREST............................................   5
  2.04    NOTICE AND MANNER OF BORROWING..............................   6
  2.05    INTEREST PAYMENTS...........................................   6
  2.06    MATURITY....................................................   6
  2.07    PERMITTED PREPAYMENT OF SWING LOANS.........................   6
  2.08    DEFAULT RATE OF INTEREST....................................   6
  2.09    FACILITY FEE................................................   7
  2.10    USE OF PROCEEDS.............................................   7
  2.11    COSTS; ILLEGALITY; CAPITAL ADEQUACY.........................   7

ARTICLE III CONDITIONS TO SWING CREDIT FACILITY.......................   8
  3.01    BORROWER'S AUTHORITY........................................   8
  3.02    GUARANTORS' AUTHORITY.......................................   8
  3.03    CONDITIONS TO SYNDICATED CREDIT FACILITY....................   9
  3.04    REPRESENTATIONS AND WARRANTIES..............................   9
  3.05    SWING LINE MASTER NOTE......................................   9
  3.06    SWING LOAN GUARANTIES.......................................   9
  3.07    OPINION OF COUNSEL..........................................   9
  3.08    CERTIFICATE OF INCUMBENCY...................................   9
  3.09    OTHER DOCUMENTATION.........................................   9
  3.10    GENERAL CONDITIONS..........................................   9


ARTICLE IV CONDITIONS TO SWING LOANS..................................   9
  4.01    REPRESENTATIONS AND WARRANTIES..............................   9
  4.02    AVAILABLE SWING CREDIT......................................  10
  4.03    NO MATERIAL ADVERSE CHANGE..................................  10
  4.04    FULL COMPLIANCE.............................................  10
  4.05    NO DEFAULT; NO CLAIMS.......................................  10
  4.06    INCUMBENCY..................................................  10

 ARTICLE V REPRESENTATIONS AND WARRANTIES.............................  10
  5.01    REPRESENTATIONS AND WARRANTIES IN
             SYNDICATED CREDIT AGREEMENT..............................  10
  5.02    POWER AND AUTHORITY.........................................  10
  5.03    ENFORCEABILITY..............................................  11
  5.04    VIOLATION OF ORGANIZATIONAL DOCUMENTS.......................  11
  5.05    CONFLICTS...................................................  11
  5.06    MISREPRESENTATIONS..........................................  11

ARTICLE VI AFFIRMATIVE COVENANTS......................................  11
  6.01    AFFIRMATIVE COVENANTS IN
             SYNDICATED CREDIT AGREEMENT..............................  12
  6.02    INSPECTION..................................................  12

ARTICLE VII NEGATIVE COVENANTS........................................  12

ARTICLE VIII FINANCIAL COVENANTS......................................  12

ARTICLE IX SWING LINE DEFAULT.........................................  12
  9.01    NONPAYMENT OF SWING OBLIGATIONS.............................  12
  9.02    BREACH OF WARRANTY OR REPRESENTATION........................  12
  9.03    BREACH OF COVENANTS.........................................  13
  9.04    SWING LOAN GUARANTIES.......................................  13
  9.05    DEFAULTS UNDER SYNDICATED CREDIT AGREEMENT..................  13

ARTICLE X RIGHTS AND REMEDIES.........................................  13
  10.01   PRIOR TO SWING LINE DEFAULT.................................  13
  10.02   UPON SWING LINE DEFAULT.....................................  13
  10.03   CURE OF DEFAULTS............................................  13
  10.04   COSTS OF COLLECTION.........................................  14
  10.05   SETOFF......................................................  14

ARTICLE XI FEES AND EXPENSES; INDEMNIFICATION.........................  15
  11.01   FEES AND EXPENSES...........................................  15
  11.02   INDEMNIFICATION.............................................  15

ARTICLE XII TERM......................................................  16

ARTICLE XIII MISCELLANEOUS............................................  16
  13.01   CUMULATIVE RIGHTS; NON-WAIVER...............................  16
  13.02   NO OBLIGATION TO THIRD PARTIES..............................  16
  13.03   SUCCESSORS AND ASSIGNS......................................  17
  13.04   GOVERNING LAW...............................................  17
  13.05   SURVIVAL OF OBLIGATIONS.....................................  17
  13.06   ENTIRE AGREEMENT............................................  17
  13.07   INVALIDITY..................................................  17
  13.08   CHANGES IN FORMS............................................  17

  13.09   NOTICES.....................................................  17
  13.10   TIME OF THE ESSENCE.........................................  19
  13.11   EXECUTION IN COUNTERPARTS...................................  19
  13.12   CONFLICT WITH MANDATE LETTER................................  19
  13.13   MISCELLANEOUS...............................................  19


                                 TABLE OF EXHIBITS
                                 -----------------



Exhibit A -    Advance Request

Exhibit B -    Swing Line Master Note

Exhibit C -    Swing Loan Guaranty

                                 SWING CREDIT AGREEMENT
                                 ----------------------


     THIS SWING CREDIT AGREEMENT (the "AGREEMENT") is made and entered into as
                                       ---------
of July 1, 1998, by and between WEEKS REALTY, L.P., a Georgia limited partnership ("BORROWER"), WEEKS CORPORATION, a Georgia corporation ("WEEKS
              --------                                               -----
CORPORATION"), WEEKS GP HOLDINGS, INC., a Georgia corporation ("GP HOLDINGS"),
-----------                                                     -----------
WEEKS LP HOLDINGS, INC., a Georgia corporation ("LP HOLDINGS"; Weeks
                                                 -----------
Corporation, GP Holdings and LP Holdings, collectively, "GUARANTORS," and each,
                                                         ----------
individually, a "GUARANTOR"), and WACHOVIA BANK, N.A., a national banking
                 ---------
association ("SWING BANK").
              ----------

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, Borrower desires to borrow, repay and reborrow money from Swing Bank, on the terms and conditions set forth herein; and

     WHEREAS, Swing Bank is willing to make loans to Borrower, in amounts which do not exceed at any one time the principal sum outstanding of $20,000,000.00, on the terms and conditions set forth herein; and

     WHEREAS, Weeks Corporation is the owner of 100% of the issued and outstanding capital stock of GP Holdings and 100% of the issued and outstanding capital stock of LP Holdings; and

     WHEREAS, GP Holdings constitutes the sole general partner of Borrower, and LP Holdings holds a majority interest in Borrower as a limited partnership interest; and

     WHEREAS, the loans will be to the direct financial interest and advantage of Guarantors, and in order to induce Swing Bank to enter into this Agreement and to make loans to Borrower pursuant to its terms, Guarantors have agreed to guaranty the full and prompt payment and performance when due of the Swing Obligations (as defined herein), to become parties to this Agreement and to become bound by the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------

     1.01  TERMS IN SYNDICATED CREDIT AGREEMENT.  Unless otherwise stated in
           ------------------------------------
this Agreement, capitalized terms defined in the Syndicated Credit Agreement and used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Syndicated Credit Agreement, unless the context otherwise requires.

     1.02  OTHER DEFINED TERMS.  In addition to those terms defined elsewhere
           -------------------
in this Agreement, as used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

     "ADVANCE REQUEST" shall mean a request for a Swing Loan, in the form of
      ---------------
Exhibit A, which is attached hereto and incorporated herein by reference.
---------

     "AGREEMENT" shall mean this Swing Credit Agreement, together with any
      ---------
amendments or supplements hereto and schedules or exhibits hereto.

     "AUTHORIZED SIGNATORY" shall mean, with respect to a person, such senior
      --------------------
officer of such person as may be duly authorized and designated in writing by such person to execute documents, agreements and instruments, including the Swing Loan Documents, on behalf of such person.

     "AVAILABLE SWING CREDIT" shall mean the amount, if any, by which the Swing
      ----------------------
Line Commitment exceeds the unpaid principal balance of the Swing Loans.

     "EXPIRATION DATE" shall mean the date which is 364 days after the date of
      ---------------
this Agreement or such later date to which the expiration of the Swing Credit Facility may be extended pursuant to the provisions of Section 2.02.

     "LIBOR RATE" shall mean an interest rate which, as of the date of this
      ----------
Agreement, is equal to the sum of (a) the Weekly LIBOR Index Rate determined as of 11:00 a.m., London time, on the second Eurodollar Business Day immediately preceding the first Domestic Business Day of the calendar week in which the date of this Agreement occurs, plus (b) the Applicable Margin, and which, after the date of this Agreement, shall be adjusted on the first Domestic Business Day of each calendar week to reflect changes, if any, in the Weekly LIBOR Index Rate determined as of 11:00 a.m., London time, on the second Eurodollar Business Day immediately preceding the first Domestic Business Day of such calendar week.

     "SWING CREDIT FACILITY" shall mean the swing credit facility established by
      ---------------------
Swing Bank for the benefit of Borrower pursuant to Article II.

     "SWING LINE COMMITMENT" shall mean $20,000,000.
      ---------------------

     "SWING LINE COMMITMENT PERIOD" shall mean the period of time commencing on
      ----------------------------
the date of this Agreement and continuing through and including the original Expiration Date (determined before any extension of the Expiration Date shall be effected hereunder).

     "SWING LINE DEFAULT" shall mean any of the events or conditions described
      ------------------
in Article IX.

     "SWING LINE MASTER NOTE" shall mean Borrower's Swing Line Master Note, made
      ----------------------
payable to the order of Swing Bank and in the form of Exhibit B, evidencing the
                                                      ---------
Swing Loans, as amended from time to time.

     "SWING LOAN DOCUMENTS" shall mean this Agreement, the Swing Line Master
      --------------------
Note, and all other documents, agreements, certificates, and reports called for herein or executed in connection herewith or contemplated hereby.

     "SWING LOAN GUARANTIES" shall mean, collectively, an unconditional guaranty
      ---------------------
of payment and performance, in the form of Exhibit C, which is attached hereto
                                           ---------
and incorporated herein by reference, executed by each Guarantor, in favor of Swing Bank, whereby such Guarantor unconditionally guaranties the payment and performance when due of all Swing Obligations of Borrower to Swing Bank, and a

"SWING LOAN GUARANTY" shall mean any such unconditional guaranty.
--------------------

     "SWING LOANS" shall mean all advances made by Swing Bank under the Swing
      -----------
Credit Facility.  A "SWING LOAN" shall mean an individual advance made by Swing
                     ----------
Bank under the Swing Credit Facility.

     "SWING OBLIGATIONS" shall mean the aggregate amount of all indebtedness,
      -----------------
liabilities and obligations of Borrower to Swing Bank under, pursuant to or arising out of this Agreement, including, without limiting the generality of the foregoing: any and all indebtedness, liabilities and obligations of Borrower to Swing Bank evidenced by the Swing Line Master Note and any extensions or renewals thereof; all principal and interest owing under any of the foregoing; all Swing Bank's fees, charges and expenses of or incidental to the preparation, renewal, modification or enforcement of any of the foregoing and any and all extensions or renewals thereof in whole or in part; whether or not any of the foregoing is absolute, contingent, mature, unmatured, or otherwise; and all Swing Bank's charges, expenses, and costs of collection of any or all of the foregoing, including reasonable attorneys' fees actually incurred.

     "SYNDICATED CREDIT AGREEMENT" shall mean that certain Syndicated Credit
      ---------------------------
Agreement, dated as of May [ ], 1998, by and among Borrower, as borrower, Guarantors, as guarantors, Agent, as agent for Banks, and Banks.

     "SYNDICATED CREDIT OBLIGATIONS" shall mean the Obligations (as defined in
      -----------------------------
the Syndicated Credit Agreement).

     "WEEKLY LIBOR INDEX RATE" shall mean the interest rate denominated as Swing
      -----------------------
Bank's "Weekly LIBOR Index Rate" and set by Swing Bank from time to time in its sole discretion, taking into account the prevailing London Interbank Offered Rate (LIBOR), as published by the BBA and reported by Telerate (Screen 3750) (or, in the absence or unavailability of Telerate (Screen 3750), as such rate is determined by Swing Bank by any other means available to Swing Bank), for a term of seven (7) days, and such other factors as Swing Bank shall deem relevant.

     1.03  REFERENCES.  Unless otherwise indicated, references in this
           ----------
Agreement to "Articles," "Exhibits," "Schedules," "Sections" and other subdivisions or paragraphs are references to articles, exhibits, schedules, sections and other subdivisions or paragraphs hereof.

     1.04  USE OF DEFINED TERMS.  All terms defined in this Agreement shall
           --------------------
have the same defined meanings when used in any of the other Swing Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

     1.05  TERMINOLOGY; CONSTRUCTION.  All personal pronouns used in this
           -------------------------
Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement. When anything is described or referred to in the Swing Loan Documents in general terms and one or more examples or components of what has been described or referred to generally is associated with that description (whether or not following the word "including"), the examples or components shall be deemed illustrative only and shall not be construed as limiting the generality of the description or reference in any way.

                                  ARTICLE II
                                  ----------

                             SWING CREDIT FACILITY
                             ---------------------

     2.01  SWING LINE OF CREDIT.  Upon the satisfaction of each of the
           --------------------
conditions of Article III, Swing Bank shall extend a line of credit to Borrower under which Swing Bank will, subject to the conditions of Article IV and all other terms and conditions of this Agreement, from time to time at Borrower's request, make Swing Loans to Borrower in amounts not to exceed the Available Swing Credit, which may be borrowed, repaid and reborrowed, from time to time, in one or more borrowings prior to the Expiration Date. The Swing Loans made by Swing Bank shall be evidenced by the Swing Line Master Note.

     2.02  EXPIRATION; EXTENSION.  The Swing Credit Facility shall expire on
           ---------------------
the Expiration Date, at which time the principal amount of all Swing Loans then outstanding and all accrued but unpaid interest thereon shall be due and payable in full. The expiration of the Swing Credit Facility may be extended only in accordance with the following:

          (a) Borrower may, in its sole discretion, give written notice to Swing Bank, no sooner than 90 days and no later than 60 days before the then effective Expiration Date, of its request to extend the expiration of the Swing Credit Facility for a term ending 364 days after the then effective Expiration Date.
In the event that Swing Bank receives any such written request, Swing Bank may, no later than 45 days before the then effective Expiration Date, give written notice to Borrower of its determination, in its sole discretion, to make an offer or not to make an offer to Borrower to extend the expiration of the Swing Credit Facility for a term ending 364 days after the then effective Expiration Date, and, if it shall have determined to make such an offer, the terms and conditions of the offer and the amount of the extension fee which Swing Bank shall require in consideration of the extension.

          (b) In the event that, no later than the then effective Expiration Date, Borrower (i) accepts in writing the offer in accordance with those terms and conditions set forth by Swing Bank in such written notice, (ii) pays Swing Bank the extension fee required by Swing Bank, and (iii) executes and delivers to Swing Bank an amendment to the Swing Line Master Note and such other amendments, instruments or other documents required by Swing Bank as a condition to the extension, all in form and substance acceptable to Swing Bank, the Expiration Date shall thereupon be extended to the last day of the 364 day term for which such extension shall have been offered.

          (c) In the event that (i) Borrower fails to give written notice to Swing Bank, before 60 days before the then effective Expiration Date, of its request to extend the expiration of the Swing Credit Facility, or (ii) Swing Bank fails, before 45 days before the then effective Expiration Date, to respond to such a written notice from Borrower, or (iii) Swing Bank gives written notice to Borrower of its determination, in its sole discretion, not to make an offer to Borrower to extend the Swing Credit Facility, or (iv) Swing Bank offers to extend the Expiration Date, before 45 days before the then effective Expiration Date but Borrower does not accept the offer, pay the stipulated extension fee, and execute and deliver the documents required as a condition to the extension, all on or before the then effective Expiration Date, the Swing Credit Facility shall not be extended, and the principal amount of all Swing Loans then outstanding and all accrued but unpaid interest thereon shall be due and payable in full on such Expiration Date.

     2.03  RATE OF INTEREST.  Interest shall accrue on the unpaid principal
           ----------------
amount of the Swing Line Master Note at the LIBOR Rate. Notwithstanding any provision of this Agreement to the contrary, if Swing Bank determines in good faith that it is not possible to determine the applicable LIBOR Rate or the LIBOR Rate shall not cover the actual cost to Swing Bank of obtaining United States dollar deposits in the Interbank Eurodollar Market plus the Applicable Margin, then Swing Bank shall promptly notify Borrower, and the principal amount of the Swing Line Master Note shall thereafter accrue interest at the Floating Rate.

     2.04  NOTICE AND MANNER OF BORROWING.  (a)  Borrower shall give Swing
           ------------------------------
Bank an Advance Request prior to 10:00 a.m. (Atlanta, Georgia time) on the Banking Day on which the Swing Loan is to be made.

          (b) Upon receipt by Swing Bank of an Advance Request, such Advance Request shall not thereafter be revocable by Borrower.

          (c) Unless Swing Bank determines that any applicable condition specified in Article IV hereof has not been satisfied, Swing Bank will make the funds available to Borrower by crediting a checking account maintained by Borrower with Swing Bank.

          (d) All Advance Requests shall specify the date, amount, and such other information called for in the form of the Advance Request. Any such notice which Swing Bank believes in good faith to have been given by a duly authorized agent of Borrower shall be deemed given by Borrower.

     2.05  INTEREST PAYMENTS.  Beginning on the first (1st) day of the first
           -----------------
(1st) month after the initial Swing Loan is made and continuing on the first
(1st) day of each month thereafter so long as there is any principal amount or accrued and unpaid interest outstanding under the Swing Line Master Note, accrued and unpaid interest on the unpaid principal amount of the Swing Line Master Note shall be due and payable. Interest payable on the Swing Line Master Note shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed.

     2.06  MATURITY.  The entire unpaid principal amount of the Swing Line
           --------
Master Note, together with all accrued and unpaid interest thereon, shall be due and payable on the Expiration Date.

     2.07  PERMITTED PREPAYMENT OF SWING LOANS.  All or part of the
           -----------------------------------
outstanding principal amount of any Swing Loan may be prepaid at any time without penalty or premium.

     2.08  DEFAULT RATE OF INTEREST.  If a Swing Line Default shall occur,
           ------------------------
then, at the option of Swing Bank, interest shall accrue on the unpaid principal amount of the Swing Loans from and after the date of such occurrence through and including the date on which such Swing Line Default shall have been cured at rates of interest equal to the rates otherwise applicable to such Swing Loans plus an additional two percent (2.00%) per annum (200 basis points).

     2.09  FACILITY FEE.  A Facility Fee, which shall be computed as set forth
           ------------
below, shall be due and payable on the effective date of this Agreement and shall be deemed fully earned and nonrefundable when paid. The Facility Fee shall be computed by (a) multiplying the Swing Line Commitment by .10% (10 basis points), (b) dividing the product so obtained by 360, and (c) multiplying the quotient so obtained by the actual number of days in the Swing Line Commitment Period.

     2.10  USE OF PROCEEDS.  Proceeds of the Swing Loans shall be used
            ---------------
solely for those purposes for which the proceeds of the Loans may be used as set forth in Section 2.09 of the Syndicated Credit Agreement.

     2.11  INCREASED COSTS; ILLEGALITY; CAPITAL ADEQUACY.  (a) If Swing Bank
           ---------------------------------------------
should suffer any increased cost in connection with any Swing Loan, as a result of any change subsequent to the date hereof causing the imposition or increase of any reserve, insurance, tax or assessment requirement (other than a tax assessable on Swing Bank's overall net income or gross receipts) or the compliance with any guidelines or requests from any governmental authority issued subsequent to the date hereof (whether or not having the force of law), Swing Bank shall, upon becoming aware of such increased costs, certify to Borrower the amount thereof (and such certification shall be deemed prima facie
                                                                    ----- -----
correct), whereupon Borrower shall have the option either to: (i) repay in full the Swing Line Master Note and request Swing Bank to terminate this Agreement; or (ii) continue to borrow from Swing Bank under the terms of this Agreement and pay Swing Bank, on subsequent interest payment dates, such additional amounts as will compensate Swing Bank, from the date of receipt of certification, for such increased costs.

          (b) In the event that the introduction of or any change subsequent to the date hereof in any applicable law, rule or regulation or in the interpretation or administration thereof or compliance by Swing Bank with any request or directive (whether or not having the force of law) of any governmental authority shall, in the determination of Swing Bank (which determination shall be made in good faith and shall be deemed prima facie
                                                              ----- -----
correct) make it unlawful or impractical for Swing

Bank to make, fund or maintain any Swing Loan, Swing Bank shall promptly, upon becoming aware of such event, notify Borrower, whereupon Borrower shall, within thirty (30) days after such notice, pay Swing Bank in full such amounts as will compensate Swing Bank for any losses (not including lost profits) or expenses which Swing Bank shall have sustained or incurred as a result of such event (and the determination of which by Swing Bank shall be deemed prima facie correct, as
                                                         ----- -----
certified by Swing Bank).

          (c) If, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by Swing Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, affects the amount of capital required or expected to be maintained by Swing Bank or any person or entity in Control of Swing Bank and Swing Bank determines that the amount of said capital is increased by or based upon Swing Bank's obligations hereunder, then Swing Bank will promptly notify Borrower thereof, and from time to time, within 30 days after demand by Swing Bank, Borrower shall pay to Swing Bank such additional amount or amounts as will compensate Swing Bank in light of such circumstances, to the extent that Swing Bank reasonably determines such increase in capital is allocable to its obligations hereunder.

          (d) Swing Bank shall deliver to Borrower a certificate setting forth in reasonable detail the calculations of any additional amounts required in order to compensate Swing Bank under subparagraphs (a), (b) and (c) of this
Section 2.11. In determining any such amounts, Swing Bank may use any reasonable averaging and attribution method, provided that Swing Bank shall use
                                             --------
such methods in good faith, and such methods and the resulting charges to Borrower shall be in accordance with those generally used by Swing Bank for this purpose.

                                  ARTICLE III
                                  -----------

                      CONDITIONS TO SWING CREDIT FACILITY
                      -----------------------------------

     The obligation of Swing Bank to extend the Swing Credit Facility and to make the initial Swing Loan thereunder is subject to the satisfaction of the following conditions:

     3.01  BORROWER'S AUTHORITY.  Swing Bank shall have received a
           --------------------
Certificate of General Partner of Borrower, in form and substance acceptable to Swing Bank, authorizing the execution, delivery and performance of this Agreement, together with such other papers, certifications or other documents as Swing Bank may require to evidence that Borrower has the legal power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

    3.02  GUARANTORS' AUTHORITY.  Swing Bank shall have received certified
          ---------------------
copies of resolutions of Weeks Corporation's, GP Holdings' and LP Holdings' respective Boards of Directors authorizing the execution, delivery and performance of this Agreement and the Swing Loan Guaranty executed by it, together with such other papers, certifications or corporate documents of Guarantors, as Swing Bank may require to evidence that each such Guarantor has the power and authority to enter into this Agreement, the Swing Loan Guaranty executed by it, and the transactions contemplated hereby.

     3.03  CONDITIONS TO SYNDICATED CREDIT FACILITY.  Each of the
           ----------------------------------------
conditions set forth in Article IV of the Syndicated Credit Agreement shall have been met.

     3.04 REPRESENTATIONS AND WARRANTIES.  The representations and warranties
          ------------------------------
of Borrower set forth in Article delivered pursuant hereto or in connection herewith shall be true and correct in all material respects.

     3.05  SWING LINE MASTER NOTE.  Swing Bank shall have received the
           ----------------------
original of the Swing Line Master Note, duly executed and delivered by Borrower.

     3.06  SWING LOAN GUARANTIES.  Swing Bank shall have received the
           ---------------------
original Swing Loan Guaranties, duly executed and delivered by Guarantors.

     3.07  OPINION OF COUNSEL.  Swing Bank shall have received a
           ------------------
favorable opinion letter from King & Spalding, counsel for Borrower, in form and substance satisfactory in form and substance to Swing Bank and its counsel.

     3.08  CERTIFICATE OF INCUMBENCY.  Swing Bank shall have received an
           -------------------------
original Certificate of Incumbency from Borrower and each Guarantor with respect to the Authorized Signatory of each such party.

     3.09  OTHER DOCUMENTATION.  Swing Bank shall have received such other
           -------------------
loan documentation as deemed reasonably necessary or desirable by Swing Bank or its counsel, satisfactory in form and substance to Swing Bank, providing for the Swing Loans to be made.

     3.10  GENERAL CONDITIONS.  Each of the conditions set forth in Article
           ------------------
IV shall have been satisfied.

                                  ARTICLE IV
                                  ----------

                           CONDITIONS TO SWING LOANS
                           -------------------------

     The obligation of Swing Bank to make any Swing Loan is subject to the satisfaction of the following conditions at the time of the request for the Swing Loan:

     4.01  REPRESENTATIONS AND WARRANTIES.  The representations and warranties
           ------------------------------
contained in this Agreement and in the Syndicated Credit Agreement shall have been true and correct in all material respects when made, and such representations and warranties and those made by or on behalf of Borrower in connection with the Swing Loan shall remain true and correct in all material respects, except as otherwise disclosed in writing pursuant to the Syndicated Credit Agreement to Swing Bank.

     4.02  AVAILABLE SWING CREDIT.  The amount of the Swing Loan shall not
           ----------------------
exceed the Available Swing Credit.

     4.03  NO MATERIAL ADVERSE CHANGE.  The financial condition of Weeks
           --------------------------
Corporation and the Subsidiaries (all of the foregoing taken as a whole), and of Borrower (standing alone) shall not have materially adversely changed from its or their financial conditions, respectively, as of the date of this Agreement.

     4.04  FULL COMPLIANCE.  Borrower and Weeks Corporation shall be in full
           ---------------
compliance with all the terms and conditions of this Agreement and the Syndicated Credit Agreement.

     4.05  NO DEFAULT; NO CLAIMS.  No Swing Line Default or an event that upon
           ---------------------
notice or lapse of time or both, would constitute a Swing Line Default shall have occurred, and there will be no claim, action, suit or proceeding pending or threatened against Weeks Corporation or any Subsidiary that would result in a material adverse change in the financial condition, assets, or operations of Weeks Corporation and the Subsidiaries (all of the foregoing taken as a whole) or of Borrower (standing alone).

     4.06  INCUMBENCY.  The Authorized Signatories of each party executing and
           ----------
delivering any document to Swing Bank in connection with the Swing Loan shall be as set forth in the applicable Certificate of Incumbency delivered to Swing Bank pursuant to Section 3.08 or as subsequently modified and reflected in an updated Certificate of Incumbency delivered to Swing Bank.

                                   ARTICLE V
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce Swing Bank to enter into the Swing Loan Documents and to make or extend Swing Loans as contemplated hereby, Borrower represents and warrants to Swing Bank, each of which representations and warranties is deemed to be material, that:

     5.01  REPRESENTATIONS AND WARRANTIES IN SYNDICATED CREDIT AGREEMENT.  All
           -------------------------------------------------------------
of the representations and warranties contained in the Syndicated Credit Agreement are true and correct in all material respects as of the date hereof.

     5.02  POWER AND AUTHORITY.  Borrower and Guarantors each has full right,
           -------------------
power and authority to enter into the Swing Loan Documents and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the documents contemplated to be executed and delivered hereby.

     5.03  ENFORCEABILITY.  The Swing Loan Documents constitute valid
           --------------
obligations of the parties executing the same, legally binding upon Borrower and each Guarantor, as the case may be, and enforceable in accordance with their terms, except as enforcement may be affected by bankruptcy, insolvency and other laws and equitable principles affecting the rights and remedies of creditors generally and except as may be limited by general principles of equity. No consent, license, or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of the Swing Loan Documents.

     5.04  VIOLATION OF ORGANIZATIONAL DOCUMENTS.  The execution, delivery and
           -------------------------------------
performance of the Swing Loan Documents will not violate the provisions of the Articles of Incorporation or By-Laws of Weeks Corporation, Construction, Realty, GP Holdings or LP Holdings, or the partnership agreements or certificates of Borrower, Development or Financing.

     5.05  CONFLICTS.  The execution, delivery and performance of the Swing Loan
           ---------
Documents will not violate the provisions of any Mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Guarantor, or any combination thereof, is a party, or which purports to be binding upon Borrower or any Guarantor, or any combination thereof, or any of their respective properties or assets. No consent, approval, authorization, waiver or notice to any other person or entity is required for the execution, delivery and performance of the Swing Loan Documents by Borrower and Guarantors, except for such consents, approvals, authorizations, and waivers which have been obtained, are unconditional and are in full force and effect, and such notices which have been given.

     5.06  MISREPRESENTATIONS.  No representation or warranty by Borrower made
           ------------------
herein and no statement or certificate to be furnished to Swing Bank pursuant hereto in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                  ARTICLE VI
                                  ----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Borrower covenants and agrees with Swing Bank that from and after the date hereof, and so long as any Swing Obligations remain outstanding or this Agreement remains in effect, that:

     6.01  AFFIRMATIVE COVENANTS IN SYNDICATED CREDIT AGREEMENT.  Borrower
           ----------------------------------------------------
shall abide by all affirmative covenants contained in Article VIII of the Syndicated Credit Agreement.

     6.02  INSPECTION.  Borrower shall permit Swing Bank or any persons duly
           ----------
designated by it to call at its place of business at any reasonable time, and without hindrance or delay, to inspect, audit, check and make extracts from its books, records, journals, orders, receipts and any correspondence or other data relating to its business or any other transactions between or among the parties hereto.

                                  ARTICLE VII
                                  -----------

                              NEGATIVE COVENANTS
                              ------------------

     Borrower covenants and agrees with Swing Bank that from and after the date hereof, and so long as any Swing Obligations remain outstanding or this Agreement remains in effect, that Borrower shall abide by all negative covenants contained in Article IX of the Syndicated Credit Agreement.

                                 ARTICLE VIII
                                 ------------

                              FINANCIAL COVENANTS
                              -------------------

     Borrower covenants and agrees with Swing Bank that from and after the date hereof, and so long as any amount remains outstanding on the Swing Obligations or this Agreement remains in effect, that Borrower shall abide by the financial covenants contained in Article X of the Syndicated Credit Agreement.

                                  ARTICLE IX
                                  ----------

                              SWING LINE DEFAULT
                              ------------------

     Each of the following shall constitute a Swing Line Default hereunder:

     9.01  NONPAYMENT OF SWING OBLIGATIONS.  Failure of Borrower to make any
           -------------------------------
payment of principal or interest on the Swing Obligations when due;

     9.02  BREACH OF WARRANTY OR REPRESENTATION.  Any representation or
           ------------------------------------
warranty made by Borrower in the Swing Loan Documents or other statement furnished at any time hereunder or in connection with the Swing Loan Documents is untrue in any material respect when made or furnished;

     9.03  BREACH OF COVENANTS.  Default by Borrower under, or in the
           -------------------
observance or performance of any of the covenants contained in, this Agreement or the other Swing Loan Documents;

     9.04  SWING LOAN GUARANTIES.  The termination or revocation of any Swing
           ---------------------
Loan Guaranty, the denial or disaffirmation by any Guarantor of its obligations under a Swing Loan Guaranty or any provision of a Swing Loan Guaranty, or if any Swing Loan Guaranty shall otherwise cease to be in full force or effect; and

     9.05  DEFAULTS UNDER SYNDICATED CREDIT AGREEMENT.  A Default shall occur
           ------------------------------------------
and such Default shall continue beyond any applicable cure period provided therefor under the Syndicated Credit Agreement (provided that the cure of any
                                                --------
such Default to the satisfaction of Agent shall constitute a cure for purposes of this Section 9.05).

                                   ARTICLE X
                                   ---------

                              RIGHTS AND REMEDIES
                              -------------------

     10.01  PRIOR TO SWING LINE DEFAULT.  Before or after the occurrence of a
            ---------------------------
Swing Line Default, Swing Bank may examine, audit or inspect any of Borrower's books and records, wherever located, at any reasonable time or times, and may enter upon its premises for such purposes. Borrower shall assist Swing Bank in whatever way reasonably necessary to make each such examination, audit and inspection. Swing Bank, from time to time, at its option, may perform any agreement of Borrower hereunder or under any of the Swing Loan Documents which Borrower shall fail to perform, and Borrower agrees to reimburse forthwith Swing Bank for all expenses of Swing Bank in connection with the foregoing, together with interest thereon at the Floating Rate from the date incurred until reimbursed.

     10.02  UPON SWING LINE DEFAULT.  Upon the occurrence of any Swing Line
            -----------------------
Default, Swing Bank may terminate this Agreement and may declare the Swing Obligations, notwithstanding any provisions thereof, without demand or notice of any kind, immediately due and payable, whereupon the Swing Obligations shall become immediately due and payable and may be collected forthwith; and Swing Bank may exercise from time to time any rights and remedies available to it under the Swing Loan Documents and applicable law.

     10.03  CURE OF DEFAULTS.  Anything herein contained to the contrary
            ----------------
notwithstanding, the provisions of this Section 10.03 shall not apply to any Swing Line Default consisting of a failure to comply with any Sections of Articles VII or VIII, to any Swing Line Default consisting of a failure to repay the Swing Line Master Note on the maturity date thereof, to any Swing Line Default consisting of a failure to make any payment of principal on the Swing Obligations when due, to any Swing Line Default under Section 9.04 or 9.05, or to any Swing Line Default that is specifically excluded from any provision for cure of defaults pursuant to the terms of any other of the Loan Documents. In the event of the occurrence of a Swing Line Default which consists of failure to make a payment of interest on the Swing Obligations when due, Swing Bank will not, on account of said Swing Line Default, accelerate the maturity of any Swing Obligations, exercise any other rights or remedies under the Swing Loan Documents, or institute any court action under this Agreement or any of the Swing Loan Documents if, within three (3) Domestic Business Days after the date of occurrence of said Swing Line Default, Borrower makes such payment to Swing Bank. In the event of the occurrence of a Swing Line Default of a type set forth in Section 9.03 pertaining to covenants set forth in this Agreement or in the other Swing Loan Documents, other than those covenants set forth in Articles VII and VIII hereof, Swing Bank will not, on account of said Swing Line Default, accelerate the maturity of any Swing Obligations, exercise any other rights or remedies under the Swing Loan Documents, or institute any court action under this Agreement or any of the Swing Loan Documents if (a) within thirty (30) days after the earlier to occur of (i) the date written notice thereof has been given to Borrower by Swing Bank, or (ii) the date a Key Executive otherwise has actual knowledge of any such Swing Line Default, or (b) in the case of any covenants set forth in the other Swing Loan Documents, within any applicable grace period provided for therein, Borrower fully cures said Swing Line Default. Except as specifically set forth in this Section 10.03, no default notice or cure period shall be applicable with respect to the breach by Borrower or Weeks Corporation of any of their respective obligations under this Agreement or under any of the Loan Documents. This Section 10.03 shall not be applicable during the pendency of any bankruptcy proceedings affecting Borrower or any Guarantor.

     10.04  COSTS OF COLLECTION.  Borrower agrees to pay all costs of Swing Bank
            -------------------
of collection of the Swing Obligations and enforcement of rights hereunder, and, if collected by or through an attorney, reasonable attorneys' fees actually incurred and also other legal and court expenses.

     10.05  SETOFF.  As security for the full payment and performance of the
            ------

Swing Obligations, Borrower hereby assigns, conveys, and grants a security interest to Swing Bank in all property in which Borrower has an interest which is in or comes into the possession, control or custody of Swing Bank (including, but not limited to, balances, credits, deposits, accounts and monies). Borrower hereby agrees that Swing Bank may, upon the occurrence of any Swing Line Default, without notice, apply any balances, credits, deposits, accounts, monies or other indebtedness now or hereafter owing by Swing Bank to Borrower in satisfaction of any Swing Obligation, whether or not such Swing Obligation is then due and payable.

                                  ARTICLE XI
                                  ----------

                      FEES AND EXPENSES; INDEMNIFICATION
                      ----------------------------------

     11.01  FEES AND EXPENSES.  Borrower and Guarantors shall provide, at their
            -----------------
expense, to Swing Bank all documents, instruments, assurances, and certificates as Swing Bank may deem necessary to consummate the transactions contemplated hereby. Borrower shall be obligated to Swing Bank to pay all reasonable fees, expenses and costs incurred by Swing Bank in connection with the preparation, negotiation, and entering into of the Swing Loan Documents and the administration of the Swing Loans, including any amendments or modifications thereto, whether incurred before, on or after the date of this Agreement, including, but not limited to, reasonable attorneys' fees and expenses. All the foregoing costs and expenses may, at the discretion of Swing Bank and upon notice to Borrower, be charged to the Swing Line Master Note as advances thereunder. In the event Swing Bank pays any of the costs or expenses under this Section 11.01, Borrower shall reimburse Swing Bank promptly upon demand, and all such sums shall bear interest at the default rate of interest set forth in Section 2.08.

     11.02  INDEMNIFICATION.  At all times prior to and after the consummation
            ---------------
of the transactions contemplated by this Agreement, Borrower agrees to hold harmless Swing Bank, its respective directors, officers, employees, agents, affiliates, successors and assigns from and indemnify Swing Bank, its respective directors, officers, employees, agents, affiliates, successors and assigns, against, all demands, loss, damages, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) actually incurred by any of the foregoing, whether direct or indirect, as a result of or arising from or relating to any claim for relief or cause of action made, brought, asserted or threatened by any entity, asserting a claim for any legal or equitable remedy against any person under any statute, or regulation or as a matter of law, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, the other

Swing Loan Documents, and any of the transactions contemplated by this Agreement, except to the extent such losses, damages, costs or expenses are due to the wilful misconduct or gross negligence of Swing Bank or any other such indemnitee. At the request of Swing Bank, Borrower will indemnify any assignee to whom Swing Bank transfers or sells all or any portion of its interest in the Loans or participation therein on terms substantially similar to the terms set forth above. Swing Bank shall not be responsible or liable to any entity for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby.



                                  ARTICLE XII
                                  -----------

                                     TERM
                                     ----

     When executed by each of the parties hereto, this Agreement shall be effective on the date first above written and shall continue in full force and effect until all Swing Obligations have been paid and satisfied in full, unless sooner terminated by Agent upon a Swing Line Default. Upon termination, Borrower shall continue to perform all of their obligations hereunder incurred prior to termination, including, without limitation, all obligations under
Article II, which shall survive the termination of this Agreement.

                                 ARTICLE XIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

     13.01  CUMULATIVE RIGHTS; NON-WAIVER.  No delay or omission by Swing
            -----------------------------
Bank to exercise any right, power or remedy accruing upon any Swing Line Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Swing Line Default, or acquiescence therein, and every right, power and remedy given by this Agreement to Swing Bank may be exercised from time to time and as often as may be deemed expedient by Swing Bank. No consent or waiver, expressed or implied, by Swing Bank to or of any Swing Line Default shall be deemed or construed to be a consent or waiver to or of any other Swing Line Default. No delay, indulgence, departure, act or omission by Swing Bank or any holder of the Swing Line Master Note shall release, discharge, modify, change or otherwise affect the original liability under the Swing Line Master Note or any other obligation of Borrower, or any maker, surety or guarantor, or preclude Swing Bank or such holder from exercising any right, privilege or power granted herein or alter the security title, security interest or lien hereof. Swing Bank may at any time, without notice to or further consent from Borrower, surrender or substitute any property or other security of any kind or nature whatsoever securing the Swing Obligations or release any guarantor, and no such action will release Borrower's obligations hereunder or alter the effect hereof. No right, power or remedy conferred upon or reserved to Swing Bank hereunder is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Swing Loan Documents or now or hereafter existing at law, in equity or by statute.

     13.02  NO OBLIGATION TO THIRD PARTIES.  The Swing Loan Documents are
            ------------------------------
made solely for the benefit of Swing Bank. No tenant in any of the properties of Borrower, nor any party involved with the construction of any improvements on any part of such properties nor any other party whatsoever shall have standing to bring any action against Swing Bank as the result of the Swing Loan Documents, or to assume that Swing Bank will exercise any remedies provided herein, and no party other than Swing Bank shall be deemed to be a beneficiary of any provision of the Swing Loan Documents, any and all of which may be freely waived in whole or in part by Swing Bank in its discretion at any time. Nothing contained in this Section 13.02 is intended to deprive Borrower of the benefit of any covenant by Swing Bank in favor of Borrower contained in the Swing Loan Documents.

     13.03  SUCCESSORS AND ASSIGNS.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Borrower may not assign or otherwise
                        --------
transfer any of its rights under this Agreement.

     13.04  GOVERNING LAW.  This Agreement is entered into in the State of
            -------------
Georgia, and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with, the laws of the State of Georgia.

     13.05  SURVIVAL OF OBLIGATIONS.  All representations, warranties and
            -----------------------
covenants contained herein shall survive the execution and delivery of the Swing Line Master Note or any other documents contemplated hereby.

     13.06  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
            ----------------
of the parties hereto with respect to the subject matter hereof.

     13.07  INVALIDITY.  Any provision of this Agreement that is prohibited
            ----------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     13.08  CHANGES IN FORMS.  Swing Bank reserves the right to make
            ----------------
reasonable changes in the forms of all certificates and other documents to be executed and delivered by Borrower hereunder.

     13.09  NOTICES. Any notice, payment, demand or communication required or
            -------
permitted to be given by the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to a party or to an officer of the party to whom the same is directed, or if sent by United States Mail, first class postage and charges prepaid, addressed to such party at the following address, or to such other address as shall be furnished in writing by any party to the other, pursuant to the provisions hereof:


     If to Borrower, to:    WEEKS REALTY, L.P.
                            c/o Weeks Corporation
                            4497 Park Drive
                            Norcross, Georgia  30093
                            ATTN:  Chief Financial Officer
                            Facsimile No.:  (770) 717-3310

     with a copy to:        King & Spalding
                            191 Peachtree Street, N.E.
                            Atlanta, GA  30303-1740
                            ATTN:  William B. Fryer, Esq.
                            Facsimile No.:  (404) 572-5100

     and with a copy to:    Weeks Corporation
                            4497 Park Drive
                            Norcross, Georgia  30093
                            ATTN:  Elizabeth C. Belden, Esq.
                                   Corporate Counsel
                            Facsimile No.:  (770) 717-3310

     If to Weeks Corporation,
     to:                    Weeks Corporation
                            4497 Park Drive
                            Norcross, Georgia  30093
                            ATTN:  Chief Financial Officer
                            Facsimile No.:  (770) 717-3310

     If to Weeks GP
     Holdings, Inc., to:    Weeks GP Holdings, Inc.
                            c/o Weeks Corporation
                            4497 Park Drive
                            Norcross, Georgia  30093
                            ATTN:  Chief Financial Officer
                            Facsimile No.:  (770) 717-3310

     If to Weeks LP
     Holdings, Inc., to     Weeks LP Holdings, Inc.
                            c/o Weeks Corporation
                            4497 Park Drive
                            Norcross, Georgia  30093
                            ATTN:  Chief Financial Officer
                            Facsimile No.:  (770) 717-3310

     If to Swing Bank,
     to:                    Wachovia Bank, N.A.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia  30303
                            ATTN: Steven B. Wood
                                  Vice President
                            Facsimile No.:  (404) 332-4066


     with a copy to:        Wachovia Corporate Services, Inc.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia  30303
                            ATTN: Corporate Finance Department
                            Facsimile No.:  (404) 332-4005

     and with a copy to:    Smith, Gambrell & Russell, LLP
                            Suite 3100, Promenade II
                            1230 Peachtree Street, N.E.
                            Atlanta, Georgia  30309
                            ATTN: Ronald E. Barab, Esq.
                            Facsimile No.:  (404) 815-3509

Any such notice shall be deemed given as of the date so delivered personally, or three (3) days after the date on which same was deposited, first class postage prepaid, in a regularly maintained receptacle for the deposit of United States Mail, addressed as aforesaid.

     13.10  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
            -------------------

     13.11  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in
            -------------------------
multiple counterparts, each of which shall be treated as an original, but all of which shall constitute one and the same agreement.

     13.12  CONFLICT WITH MANDATE LETTER. In the event of inconsistencies or
            ----------------------------
conflict between the terms and provisions of this Agreement and the terms and provisions of the Mandate Letter, the terms and provisions of this Agreement shall prevail.

     13.13  MISCELLANEOUS.  The Swing Loan Documents may be changed, waived,
            -------------
discharged or terminated only by an instrument, in writing, signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. Nothing contained in the Swing Loan Documents shall be construed to create an agency, partnership or joint venture between Borrower and Swing Bank. Wherever in the Swing Loan Documents it is indicated that the approval, consent or determination of Swing Bank is to be given or made at the option or in the discretion or judgment of Swing Bank without reference to a standard of reasonableness, then Swing Bank may grant or withhold such approval or consent or make such determination without restriction in its sole and absolute discretion. The obligations of Borrower under this Agreement and the Swing Line Master Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to Swing Bank limiting rates of interest which may be charged or collected by Swing Bank. In the event that any such payment in excess of the maximum rate of interest allowed by applicable law is inadvertently paid by Borrower or inadvertently received by Swing Bank, the amount in excess of the maximum rate of interest allowed by applicable law shall be credited as a payment of principal, unless Borrower shall notify Swing Bank in writing that the Borrower elects to have such excess sum returned to it forthwith. All exhibits referred to in the Swing Loan Documents are by such reference incorporated into the Swing Loan Documents as if fully set forth therein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

                              BORROWER:
                              --------

                              WEEKS REALTY, L.P.
                              By: WEEKS GP HOLDINGS, INC., its
                                  sole general partner


ATTEST:                       By:    David P. Stockert
                                 ---------------------------------

  /s/ Elizabeth C. Belden           Its:  SVP and CFO
---------------------------             --------------------------
                Secretary           Date:

     [CORPORATE SEAL]

                              GUARANTORS:
                              ----------

ATTEST:                       WEEKS CORPORATION


 /s/ Elizabeth C. Belden      By:  /s/ David P. Stockert
---------------------------      ---------------------------------
                Secretary        Its:  SVP and CFO
                                     -----------------------------
     [CORPORATE SEAL]

                              WEEKS GP HOLDINGS, INC.

ATTEST:

 /s/ Elizabeth C. Belden      By:  /s/ David P. Stockert
---------------------------      --------------------------------
                Secretary           Its:  SVP and CFO
                                        -------------------------
     [CORPORATE SEAL]

                              WEEKS LP HOLDINGS, INC.
ATTEST:

 /s/ Elizabeth C. Belden      By:  /s/ David P. Stockert
---------------------------      --------------------------------
                Secretary           Its:  SVP and CFO
                                        -------------------------
     [CORPORATE SEAL]





                              SWING BANK:
                              ----------

                              WACHOVIA BANK, N.A.


                              By:  /s/ Steven B. Wood
                                 --------------------------------
                                 Its:  Senior Vice President
                                     ----------------------------
                                 Date:
                                      ---------------------------

                                       [BANK SEAL]